UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2011

ACADIA REALTY TRUST
 (Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Acadia Realty Trust was held on May 10, 2011, at the offices of Paul, Hastings, Janofsky and Walker, LLP, in New York, New York. Shareholders representing 38,558,877 Common Shares, or 95.6%, of the Common Shares outstanding as of the March 31, 2011 record date were present in person or were represented at the meeting by proxy.

The proposals listed below were submitted to a vote of the shareholders.  The proposals are described in the Company's definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission.  Proposals 1 and 2 were approved by the shareholders pursuant to the voting results set forth below. Proposals 3 and 4 were approved, on an advisory basis, by the shareholders pursuant to the voting results set forth below with the one-year voting frequency receiving the largest number of votes.

Proposal 1 –

Election of Trustees:

The six nominees for the Board of Trustees were elected by the requisite majority of the votes cast by the holders of Common Shares to hold office until the next annual meeting of shareholders and until their successors are elected and duly qualified.  The tabulation of votes was as follows:

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 1a - Election of Trustee: Kenneth F. Bernstein	36,238,890	580,348	15,967	1,723,672

Proposal 1b - Election of Trustee: Douglas Crocker II	36,217,691	571,371	46,143	1,723,672

Proposal 1c - Election of Trustee: Lorrence T. Kellar	34,959,291	1,829,871	46,043	1,723,672

Proposal 1d - Election of Trustee: Wendy Luscombe	36,722,694	65,677	46,834	1,723,672

Proposal 1e - Election of Trustee: William T. Spitz	36,218,553	570,635	46,017	1,723,672

Proposal 1f - Election of Trustee: Lee S. Wielansky	36,437,524	382,957	14,724	1,723,672

Proposal 2 –

Ratification of Independent Registered Public Accounting Firm

The requisite majority of the votes cast by the holders of Common Shares ratified the appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2011.  The tabulation of votes was as follows (there were no broker non-votes):
	Votes Cast For	Votes Against	Abstentions
Proposal 2 - Ratify BDO USA, LLP as Independent
Registered Public Accounting Firm	38,535,719	6,696	16,462

Proposal 3 –

Approval, on an Advisory Basis, of the Compensation of Named Executive Officers

The requisite majority of the votes cast by the holders of Common Shares approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s 2011 proxy statement.  The tabulation of votes was as follows:

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3 - Approval, on an Advisory Basis, of the
Compensation of Named Executive Officers	35,617,834	1,193,203	24,168	1,723,672

Proposal 4 –

Approval of an Advisory Vote on Named Executive Officer Compensation every One, Two or Three Years

The requisite majority of the votes cast by the holders of Common Shares approved an advisory vote on named executive officer compensation every year.  The tabulation of votes was as follows:

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal 4 – Approval of an Advisory
Vote on Named Executive Officer
Compensation every:	30,144,282	65,275	6,605,181	20,467	1,723,672

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date: May 11, 2011	By:	/s/ Michael Nelsen

Name: Michael Nelsen
Title: Senior Vice President and Chief Financial Officer